                                                                   EXHIBIT 10(k)


                                    AMENDMENT

                                       OF

                                AIRBORNE EXPRESS

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     THIS AMENDMENT (this "Amendment") to the Airborne Express Supplemental Executive Retirement Plan (the "Plan") is adopted by AIRBORNE EXPRESS, INC., a Delaware corporation (the "Airborne Express"), on August 15, 2001.

                                    RECITALS

     A. Airborne Express, which was previously know as Airborne Freight Corporation, originally adopted the Plan effective January 1, 1992. The Plan was subsequently restated effective January 1, 2000.

     B. Airborne Express is a wholly-owned subsidiary of Airborne, Inc., a Delaware corporation ("Airborne").

     C. Each of the Participants in the Plan has an agreement with Airborne and the Participant's employer (the "Employer") under which the Participant will be entitled to certain benefits if his or her employment with the Employer terminates under certain circumstances following or in anticipation of a change of control of Airborne. These include benefits computed on the basis of assumed continued participation in the Plan for an additional period following termination of employment.

     D. Article 11 of the restated Plan contains provisions under which a Participant will be entitled to additional benefits if his or her employment with the Employer terminates under certain circumstances following or in anticipation of a change of control of Airborne Express. These provisions were included in the restated Plan in error, since they are redundant and/or inconsistent with the provisions of the individual change-of-control agreement that each Participant has entered into with Airborne and his or her Employer.

     E. Airborne Express desires to reform the terms of the restated Plan, effective as of January 1, 2000, to remove the provisions of Article 11 that were erroneously included therein.

     F. Airborne Express also desires to amend the terms of the restated Plan, effective as of December 26, 2000, to reflect the reorganization of the operations of Airborne Express into a holding company structure, with Airborne Express as a wholly-owned subsidiary of Airborne, and to make certain other changes thereto.

     NOW, THEREFORE, the restated Plan is hereby amended and reformed, effective as of the respective dates set forth in the foregoing Recitals, to read as set forth in Exhibit A attached hereto.

     IN WITNESS WHEREOF, Airborne Express has caused this Amendment to be executed by a duly authorized officer.

                                       AIRBORNE EXPRESS, INC.

                                   By  /s/ Lanny H. Michael
                                     -------------------------------------------
                                       Print Name:  Lanny H. Michael
                                                    ----------------------------
                                       Title:  Senior Vice President and CFO
                                                      --------------------------

                           [LOGO] AIRBORNE EXPRESS(R)


                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                     (SERP)



                       Restated Effective January 1, 2000





                                    EXHIBIT A

                                Table of Contents

TABLE OF CONTENTS............................................................  1

PURPOSE......................................................................  2

HISTORY AND EFFECTIVE DATES..................................................  2

ARTICLE 1. - DEFINITIONS.....................................................  3

ARTICLE 2. - ELIGIBILITY AND PARTICIPATION...................................  6

ARTICLE 3. - RETIREMENT......................................................  6

ARTICLE 4. - DISABILITY......................................................  7

ARTICLE 5. - DEATH BENEFIT...................................................  8

ARTICLE 6. - TERMINATION OF EMPLOYMENT.......................................  9

ARTICLE 7. - DEMOTIONS AND OTHER EMPLOYMENT STATUS CHANGES...................  9

ARTICLE 8. - COMPANY/PARTICIPANT LIABILITY...................................  9

ARTICLE 9. - NO GUARANTEE OF EMPLOYMENT...................................... 10

ARTICLE 10. - PLAN AMENDMENT AND TERMINATION................................. 10

ARTICLE 11. - CHANGE OF CONTROL.............................................. 10

ARTICLE 12. - OTHER BENEFITS AND AGREEMENTS.................................. 11

ARTICLE 13. - RESTRICTIONS ON ALIENATION OF BENEFITS......................... 11

ARTICLE 14. - ADMINISTRATION OF THE PLAN..................................... 11

ARTICLE 15. - CLAIMS PROCEDURES.............................................. 12

ARTICLE 16. - TRUST.......................................................... 13

ARTICLE 17. - MISCELLANEOUS.................................................. 13

                                AIRBORNE EXPRESS

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



                                     Purpose

The purpose of the Airborne Supplemental Executive Retirement Plan is to provide eligible employees of Airborne Express and other subsidiaries of Airborne with supplemental retirement benefits that will assist them in maintaining an accustomed standard of living, and contribute to attracting and retaining executives of the highest quality.



                           History and Effective Dates

This Plan is a restatement of the Airborne Express Supplemental Executive Retirement Plan (SERP), originally effective January 1, 1992. Unless otherwise noted, the effective date of this restated Plan shall be January 1, 2000 for all purposes. This restated Plan includes amendments adopted effective as of December 26, 2000, to reflect the reorganization of the operations of Airborne Express into a holding company structure, with Airborne Express as a wholly-owned subsidiary of Airborne, and to make certain other conforming changes to the terms of the prior restated Plan.

The terms of this restated Plan and the benefits provided hereunder shall supersede the predecessor plan in all respects for anyone separating from service on or after the effective date of this restated program. Participants that separated from service prior to the January 1, 2000 receive benefits determined under the terms of the prior document and shall not be affected by this restatement.

                            Article 1. - Definitions

For purposes hereof, unless otherwise clearly apparent from the context, the following phrases and terms shall have the indicated meanings:

1.1 "Actuarial Equivalent" shall mean an amount of a series of payments that, at a given point in time, is determined to have the same or equivalent value, at that point in time, as another given amount or another given series of payments, taking into consideration the time value of money, mortality and such other actuarial factors as may be appropriate (such determination to be made, to the extent applicable, on the basis of the same actuarial assumptions as used in the Basic Plan for purposes of adjusting between alternate forms of annuity distributions).

1.2 "Age at Retirement" shall mean the Participant's whole age as of his or her last birthday that precedes or coincides with the Participant's date of retirement.

1.3   "Airborne" shall mean Airborne, Inc., a Delaware corporation.

1.4 "Airborne Express" shall mean Airborne Express, Inc., a Delaware corporation.

1.5 "Alternate Benefit Forms" shall mean any Actuarial Equivalent alternate form of payment that is available under the Basic Plan.

1.6 "Basic Plan" shall mean the Airborne Express Retirement Income Plan (f.k.a. the Airborne Express Minimum Monthly Retirement Income Plan), as now or hereafter amended.

1.7   "Board" shall mean the Board of Directors of Airborne.

1.8   "Cause" is defined in Section 6.4 of this Plan

1.9 "Committee" shall mean the administrative committee appointed to manage and administer this Plan in accordance with the provisions of Article 14.

1.10 "Company" shall mean Airborne Express and any other direct or indirect subsidiaries of Airborne that are selected by the Board to participate in this Plan.

1.11 "Considered Compensation" shall mean the total of all payments made to a Participant on account of employment with the Company for services rendered, including any amounts of salary or bonus that the Participant may from time to time elect to defer under the Company's Capital Accumulation Plan (or any similar successor plan or plans) or under any cafeteria plan (within the meaning of Section 125 of the Internal Revenue Code of 1986, as amended) or any nonqualified deferred compensation plan from time to time maintained by the Company, but excluding:

      (a) Payments arising from any stock bonus, stock option, stock appreciation rights or restricted stock plan;

      (b) Payments from any qualified or nonqualified employee benefit plan of the Company (other than the Management Incentive Compensation Plan or any similar successor bonus plan or plans); and

      (c) Cost of living differentials, automobile allowances, payment for moving expenses, expatriate premiums, shelter allowances and post differentials.

      Considered Compensation in a particular period shall include salary and bonus payments actually received in that period as well as any amounts of salary that would have been received in that period had payment not been deferred through participation in the Company's Capital Accumulation Plan (or any similar successor plan or plans) or in a cafeteria plan or nonqualified deferred compensation plan of the Company.

1.12 "Disability" shall mean a condition which qualifies for receipt of disability income payments under the Disability Plan.

1.13  "Disability Offset Amount" shall mean the sum of the following:

      (a) "Retirement Offset Amount" as defined in this Article 1, with the exception that "(b) The Participant's Primary Social Security Benefits" shall be replaced with "the annual amount of any disability income payments received by a Participant or his or her family members under the Social Security Act"; and

      (b) The annual amount of disability income payments received by the Participant under the Disability Plan.

1.14 "Disability Plan" shall mean the long-term disability plan of the Company, as now or hereafter amended, including any similar successor plan.

1.15 "Early Retirement Date" shall mean the earliest date that a Participant would be entitled to elect early retirement and receive an immediate benefit under the terms of the Basic Plan.

1.16 "Final Average Earnings" shall mean the average annual Considered Compensation of a Participant over the five consecutive calendar years during the current and preceding ten calendar years where such average is highest. At any point in time, Final Average Earnings shall be computed to the date of determination by taking into account actual year to date Considered Compensation during the current calendar year (without being annualized) and the ten preceding calendar years.

1.17 "Normal Retirement Date" shall mean the first day of the month following the month in which a Participant attains age 62.

1.18 "Participant" shall mean an officer of the Company designated for participation in the Plan in the manner provided in Section 2.1.

1.19 "Plan" shall mean this Airborne Express Supplemental Executive Retirement Plan.

1.20 "Primary Social Security Benefit" shall mean the annual primary insurance amount that a Participant would receive on retirement at age 65 under the Federal Social Security Act, determined as follows:

      (a) At the retirement of the Participant on or after age 65, the Primary Social Security Benefit shall be the Participant's primary insurance amount as calculated under the Federal Social Security Act.

      (b) At the retirement of the Participant prior to age 65, the Primary Social Security Benefit shall be calculated as the Participant's age 65 primary insurance amount assuming he or she survived to age 65 and had no further earnings, adjusted for early commencement at the rate of 5/9 of 1% per month.

      In all cases, the Participant's curren and prior wages will be assumed to have been at or above the applicable wage base in each year and all applicable amounts shall be calculated using the Social Security Act laws and limits in effect for the year in which benefits commence. The Primary Social Security Benefit amount shall be determined as described above without regard to the Participant's actual timing of receipt of the benefit amount.

1.21  "Retirement Offset Amount" shall mean the sum of the following:

      (a) The annual benefit a Participant would be due to receive under the terms of the Basic Plan if the Participant retired and elected immediate commencement of his or her benefit in the form of a single life annuity (such annual benefit to be computed before reduction by the "Profit Sharing Plan Annuity Benefit," as that term is defined in the Basic Plan);

      (b)  The Participant's Primary Social Security Benefit.

      The amount to be offset under clause (a) above shall be determined based on the Participant's Final Average Earnings and service as of the date of the determination.

1.22 "Target Benefit" shall mean the full potential formula benefit available to Participants at each possible age of retirement, prior to the application of any applicable offset amounts. Amounts are expressed as a percentage of a Participant's Final Average Earnings.

            ---------------------------------------------------------
                  Age at Retirement               Target Benefit
            ---------------------------------------------------------
                        62 +                            65%
            ---------------------------------------------------------
                         61                             56%
            ---------------------------------------------------------
                         60                             45%
            ---------------------------------------------------------
                         59                             38%
            ---------------------------------------------------------
                         58                             31%
            ---------------------------------------------------------
                         57                             24%
            ---------------------------------------------------------
                         56                             17%
            ---------------------------------------------------------
                         55                             10%
            ---------------------------------------------------------
                    54 or younger                       0%
            ---------------------------------------------------------

1.23 "Trust" shall mean the Airborne Express Executive Deferral Plan and Supplemental Executive Retirement Plan Trust or any successor thereof.

1.24 "Vested Accrued Benefit" shall, at any point in time, mean the Participant's Target Benefit multiplied by the applicable Vesting Percent from the following table.

        --------------------------------------------------------------------
               Vesting "Points"                     Vesting Percent
          ("Points" = Age + Service)
        --------------------------------------------------------------------
                     80 +                                 100%
        --------------------------------------------------------------------
                      79                                  98%
        --------------------------------------------------------------------
                      78                                  96%
        --------------------------------------------------------------------
                      77                                  94%
        --------------------------------------------------------------------
                      76                                  92%
        --------------------------------------------------------------------
                      75                                  90%
        --------------------------------------------------------------------
                  74 or lower                 Reduced an additional 2% for
                                                  each Point below 75.
        --------------------------------------------------------------------

      In determining Points for purposes of this section, Age shall mean the Participant's "Age at Retirement" and Service shall mean "Years of Service" as of the Participant's date of retirement. For purposes of referencing the above schedule, fractional Points that result from partial years of Credited Service shall be disregarded.

1.25 "Vesting Percent" shall mean the applicable percentage as determined from the definition of "Vested Accrued Benefit".

1.26 "Year of Service" shall mean the Participant's Credited Service as determined under the Basic Plan, and to the extent provided in Section 4.3, shall include periods of deemed service during which a Participant receives payments under the Disability Plan.

                   Article 2. - Eligibility and Participation

2.1   Eligibility. An employee shall become eligible to participate in this Plan
      -----------
      when he/she either (a) becomes an officer of the Company, performs services in the USA or performs services outside the USA under an expatriate agreement, and is designated by the Chief Executive Officer of Airborne and approved by the Committee, or (b) is specifically nominated for participation by the Board. Participation shall be limited to a select group of management and highly compensated employees of the Company.

2.2   Participation. Upon satisfaction of the eligibility requirements, and
      -------------
      approval by the Committee, an executive of the Company shall become a Participant effective as of the date specified in the nomination document.

2.3   Termination of Benefits. Notwithstanding any other provision of this Plan,
      -----------------------
      if a Participant under this Plan acts in a manner that the Committee, in its sole and absolute discretion, determines to be hostile to the best interests of the Company, all rights of the Participant and his or her spouse, if any, to receive further benefits under this Plan shall terminate, except to the extent such termination may be prohibited by applicable law. Acts hostile to the best interests of the Company shall include, without limitation, the following: disclosure of any confidential information or trade secrets to a competitor of the Company; employment by a competitor of the Company within thirty-six (36) months following termination of the Participant's employment with the Company; and commission of any act that would constitute Cause for termination under
      Section 6.4. For purposes of this Section, a Participant shall include either a current or a former employee of the Company.

                             Article 3. - Retirement

3.1   Normal Retirement Benefit. Upon retirement from the Company at or after
      -------------------------
      his or her Normal Retirement Date, a Participant shall be entitled to receive an annual retirement benefit equal to his or her Vested Accrued Benefit as of the date of retirement reduced by the Retirement Offset Amount.

3.2   Early Retirement Benefit. A Participant who retires prior to his or her
      ------------------------
      Early Retirement Date shall not be entitled to any benefit under this Plan. A Participant who retires after that date but prior to his or her Normal Retirement Date shall, subject to Section 3.4, be entitled to receive an annual retirement benefit equal to the Vested Accrued Benefit as of the date of retirement reduced by the Retirement Offset Amount.

3.3   Form and Time of Retirement Payments. For all purposes under this Plan,
      ------------------------------------
      the normal form of benefit and the available alternate benefit forms shall be those provided under the Basic Plan. Not later than 30 days prior to a Participant's actual retirement, a Participant may request, by written application to the Committee, one of the following special benefit forms which are also available under this Plan. If married, the consent of the Participant's spouse shall be required for a distribution in any form other than a qualified joint and 50% survivor annuity. It is the sole discretion of the Committee to determine whether to permit a requested alternate form of distribution.

      Single Lump Sum Distribution - A single payment equal in value to the Actuarial Equivalent present value of the benefit otherwise due to the Participant.

      A One Year or Five Year Deferred Lump Sum - The same as the Single Lump Sum Distribution except such amount shall be paid to the Participant (or his/her beneficiary in the event of death prior to receipt of the payment) up to 1 year or 5 years following the date the benefit would otherwise commence and will be adjusted for the passage of time at the interest rate used for determining Actuarial Equivalent benefits.

     Five Year Installment - The Single Lump Sum Distribution amount shall be amortized and paid out in substantially equal annual payments to the Participant (or his/her beneficiary in the event of death prior to full payment) over the 5 year period beginning on the date the benefit would otherwise commence, using the interest rate used for determining Actuarial Equivalent benefits.

     Subject to Sections 2.3 and 6.4, any payment shall commence on the first day of the second month following the month in which the Participant retires or is disabled. The Company may withhold from any payment any income tax or other amounts as required by law or any other amounts as mutually agreed by the Participant and the Committee. Annuity payments shall not be adjusted on account of a Participant's deferral of retirement past his or her Normal Retirement Date, except to the extent such adjustment results from changes in a Participant's Final Average Earnings, Vesting Percent or Retirement Offset Amount. In the event the Participant does not affirmatively elect an alternative benefit form in writing prior to retirement or disability, the Participant shall receive a single life annuity, or, if married, a qualified joint and 50% survivor annuity.

3.4  Early Retirement for the Convenience of the Company. In the event that a
     ---------------------------------------------------
     Participant, at the written request of the Company, retires after his or her Early Retirement Date but prior to his or her Normal Retirement Date, the Committee, in its sole and absolute discretion, may elect to treat the Vesting Percent and/or the Age at Retirement for the purpose of computing the Vested Accrued Benefit and the Target Benefit.

                             Article 4. - Disability

4.1  Disability Benefit. If a Participant suffers a Disability after his or her
     ------------------
     Early Retirement Date but prior to his or her Normal Retirement Date for which he or she receives disability income payments under the Disability Plan, the Participant shall be entitled to receive an annual disability benefit under this Plan equal to his or her Vested Accrued Benefit determined as of the date of the onset of the Disability, reduced by the Disability Offset Amount. However, for purposes of this Section, the Vested Accrued Benefit shall be determined as if the Participant were retiring at his or her Normal Retirement Date.

4.2  Form and Duration of Disability Payments. The annual disability benefit
     ----------------------------------------
     under Section 4.1 shall be payable in equal monthly installments commencing with the month in which payments commence under the Disability Plan and continuing until the earliest of the following dates:

     (a) The date the Participant returns to active employment with either the Company or another employer;

     (b) The date the disability income payments cease under the Disability Plan; or

     (c)  The Participant's Normal Retirement Date or date of death.

The form of the benefit will be handled in the same manner as for a retirement under Section 3.

4.3  Benefits on Cessation of Disability Payments. After a Participant's
     --------------------------------------------
     disability benefits cease pursuant to Section 4.2, the Participant shall be entitled to benefits under this Plan determined as follows:

     (a) If the Participant's disability benefits cease because the Participant returns to active employment with the Company, or if they cease pursuant to Section 4.2(b) and the Participant returns to active employment with the Company within six (6) months following such cessation, then (i) the Participant shall be credited with Years of Service for the period during which disability benefits were provided under this Plan; and (ii) the Participant shall thereafter be entitled to receive such benefits, if any, as are available under the other provisions of this Plan.

     (b) If the Participant's disability benefits cease because the Participant returns to active employment with another employer, or if they cease pursuant to Section 4.2(b) and the Participant does not return to active employment with the Company within six (6) months following such cessation, then (i) the Participant shall, for purposes of this Plan, be considered to have terminated employment as of the date of onset of his or her Disability and shall be credited with no further Years of Service after that date; and (ii) the Participant shall thereafter be entitled to receive such benefits, if any, as are available under the other provisions of this Plan.

     (c) If the Participant's disability benefits cease because the Participant reaches his or her Normal Retirement Date or dies, then (i) the Participant shall be credited with Years of Service for the period during which disability benefits were provided under this Plan; and
          (ii) the Participant shall be entitled to receive the benefit specified in Section 3.1, as if he or she had retired on that date, or the Participant's spouse shall be entitled to receive any death benefit specified in Section 5.1, as the case may be. Such benefit shall be computed as of the Participant's Normal Retirement Date or date of death, as the case may be, based on the Participant's Final Average Earnings as of the date of onset of the Participant's Disability, without reduction for disability benefits paid under this Plan. Such benefit shall be paid at the time and in the annuity form specified in Section 3.3 or Section 5.1, as the case may be, except that, in the case of payments pursuant to Section 3.3, if any Disability income payments continue to be paid following the Participant's Normal Retirement Date, the annuity payments shall be offset by such amounts so long as they continue to be paid.

4.4  Disability After Normal Retirement Date. If a Participant suffers a
     ---------------------------------------
     Disability after his or her Normal Retirement Date but prior to actual retirement, the Participant shall be deemed to have retired as of the date of onset of the Disability and shall thereafter be entitled to receive the benefit specified in Section 3.1. Such benefit shall be computed as of the Participant's deemed date of retirement. Such benefit shall be paid at the time and in the annuity form specified in Section 3.3, except that, if any Disability income payments are paid following the Participant's deemed retirement, the annuity payments shall be offset by such amounts so long as they continue to be paid.

4.5  Disability Prior to Early Retirement Date. A Participant who suffers a
     -----------------------------------------
     Disability prior to his or her Early Retirement Date shall not be entitled to receive any disability benefit under this Plan.

                           Article 5. - Death Benefit

5.1  Death After Early Retirement Date. If a Participant dies after separating
     ---------------------------------
     from service and has made an election to receive benefits under Article 3 of this Plan, the benefits due upon the death of the Participant shall be entirely based upon the form of benefit so elected. If a Participant dies after his or her Early Retirement Date but before electing to receive any benefits under Article 3 of this Plan, and, if the Participant has a surviving spouse to whom the Participant was married for at least twelve
     (12) months prior to the Participant's death, such spouse shall be entitled to receive an annual benefit, payable in equal monthly installments for the remainder of his or her life, equal to 50% of the annual retirement benefit that the Participant would have been entitled to receive under Section 3.2 if the Participant had retired immediately prior to his or her death and such benefit had been paid pursuant to Section 3.3 in the form of a 50% joint and survivor annuity. If a Participant dies after his or her Early Retirement Date and before receiving any benefits under Article 3 of this Plan, but the Participant does not have a surviving spouse to whom the Participant was married for at least twelve (12) months prior to the Participant's death, no benefit shall be paid under this Plan to any person on account of the death of the Participant.

5.2  Death Before Early Retirement Date. If a Participant dies prior to his or
     ----------------------------------
     her Early Retirement Date, no benefit shall be paid to the surviving spouse of the Participant under this Plan.

                     Article 6. - Termination of Employment

6.1  Termination Prior to Early Retirement Date. If a Participant's employment
     ------------------------------------------
     with the Company is terminated voluntarily or involuntarily prior to the Participant's Early Retirement Date, then the Participant shall not be entitled to receive any benefits under this Plan.

6.2  Termination Without Cause After Early Retirement Date. If, following his or
     -----------------------------------------------------
     her Early Retirement Date, the Company terminates a Participant's employment without Cause, the Participant shall be entitled to receive (a) the benefits specified in Section 3.1, if such termination occurs on or after the Participant's Normal Retirement Date; or (b) the benefits specified in Section 3.2, if such termination occurs prior to the Participant's Normal Retirement Date.

6.3  Termination With Cause After Early Retirement Date. If, following his or
     --------------------------------------------------
     her Early Retirement Date, the Company terminates a Participant's employment with Cause, then the Participant shall not thereafter be entitled to any benefits under this Plan.

6.4  Definition of Cause. As used in this Article 6 and in Section 2.3 above,
     -------------------
     the term "Cause" shall include, without limitation, disloyalty, fraud, violation of any federal or state law involving the commission of a crime against the Company, commission of a felony, or commission of a gross misdemeanor which is determined by the Committee, in its sole and absolute discretion, to be of such gravity as to cause significant injury to the Company's business or reputation.

           Article 7. - Demotions and Other Employment Status Changes

7.1  Change in Employment Status. If a Participant becomes ineligible to
     ---------------------------
     participate in this Plan as a result of a change in employment status due to a demotion or other reason, the Participant's benefits under this Plan, if any, shall be determined at the sole discretion of the Committee.

                   Article 8. - Company/Participant Liability

8.1  General Assets. Amounts payable to a Participant shall be paid from the
     --------------
     general assets of the Company exclusively.

8.1  Company's Liability. The Company's liability for the payment of benefits
     -------------------
     shall be defined only by this Plan.

8.2  Limitation of Obligation. Except as expressly provided for in this Plan,
     ------------------------
     the Company shall have no obligation under this Plan to a Participant or his or her spouse, if any.

8.3  Participant Cooperation. A Participation must at all times cooperate with
     -----------------------
     the Company and the Committee and furnish all information requested by the Company or the Committee in order to facilitate the determination of benefits or the administration of this Plan. If a Participant fails promptly to cooperate or furnish requested information, the Committee, in its sole and absolute discretion, may withhold benefits from the Participant.

8.4  Unsecured General Creditor. A Participant and his or her spouse, if any,
     --------------------------
     shall not have, by reason of this Plan, any legal or equitable rights, claims or interests in any property or assets of the Company nor shall they be beneficiaries of, or have any legal or equitable rights, claims or interests in any life insurance policies or annuities or the proceeds therefrom owned, or which may be acquired, by the Company. Any and all of the Company's assets shall be, and remain, the general, unpledged, unrestricted assets of the Company. The

     Company's obligations under this Plan shall be merely those of an unfunded and unsecured promise of the Company to pay money in the future.

                     Article 9. - No Guarantee of Employment

9.1  No Guarantee of Employment. Nothing in this Plan shall alter in any manner
     --------------------------
     the employment relationship with a Participant, which is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, or for no reason, unless otherwise expressly provided in a written employment agreement between the Company and a Participant.

                  Article 10. - Plan Amendment and Termination

10.1 Amendment. The Board may amend this Plan at any time so long as the rights
     ---------
     required to be preserved on termination under Section 10.2 are not reduced. The Committee shall have the authority to approve Plan amendments that are administrative in nature. No amendment of this Plan or waiver of any of the specific provisions of this Plan shall be valid unless made pursuant to a duly executed written document.

10.2 Termination. The Board may terminate this Plan at any time, for any reason,
     -----------
     as follows:

     (a) The Board shall inform the Committee of the termination and the effective date there of. The Committee shall give written notice to Participants. The effective date of the termination shall not be earlier than the first day of the month in which notice is given.

     (b) After the effective date of termination, no further executives shall be selected for participation and no further benefits shall accrue for existing Participants.

     (c) In the event of termination, the retirement benefits of each existing Participant shall be paid at the time and in the amount and form specified under the terms of this Plan as in effect before termination, except that the Participants' Vested Accrued Benefits shall be based on their Final Average Earnings and Years of Service as of the effective date of Plan termination. Notwithstanding the foregoing, retirement benefits may be provided in any alternative form that is the Actuarial Equivalent of the form in which the retirement benefits were payable under the terms of this Plan in effect before termination.

     (d) Unless otherwise expressly provided at the time of termination of the Plan, no Participant shall be entitled to any benefit under this Plan on account of the onset of a Disability that commences following the effective date of Plan termination.

                         Article 11. - Change of Control

11.1 Change of Control. The Plan contains no change of control provisions.
     -----------------
     Additional benefits, if any, due to a Participant following a change of control may be set forth in a separate agreement between the Participant and the Company.

                   Article 12. - Other Benefits and Agreements

12.1 Coordination with Other Benefits. The benefits under this Plan for a
     --------------------------------
     Participant and his or her spouse, if any, are in addition to any other benefits available under any other plan or program for employees of the Company. This Plan shall supplement and shall not supersede, modify or amend any other such plan or program.

              Article 13. - Restrictions on Alienation of Benefits

13.1 Nonassignability. Neither a Participant nor any other person shall have any
     ----------------
     right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey, in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof. No part of the amounts payable hereunder shall, prior to actual payment, be subject to any claims of creditors and, in particular, they shall not be subject to attachment, garnishment, seizure or sequestration by any creditor for the payment of any debts, judgments, obligations, alimony or separate maintenance owed by a Participant or his or her spouse, if any.

                    Article 14. - Administration of the Plan

14.1 Committee Administration. The general administration of this Plan, as well
     ------------------------
     as construction and interpretation hereof, shall be the responsibility of the Committee, the number of members of which shall be designated from time to time by the Board and the members of which shall be appointed from time to time by, and shall serve at the pleasure of, the Board.

14.2 Committee Authority. The Committee shall have the exclusive right and
     -------------------
     authority--

     (a) To from time to time establish rules, forms and procedures for the administration of this Plan;

     (b) To interpret this Plan and to correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as the Committee, in its sole and absolute discretion, shall deem necessary or advisable to carry out the purpose of this Plan; and

     (c) To make all other determinations that the Committee, in its sole and absolute discretion, shall deem necessary or advisable in connection with the administration of this Plan, including, without limitation, determination of (i) the benefit amounts to which a Participant is entitled (and the appropriate Final Average Earnings, Retirement Offset Amount, Disability Offset Amount, and/or Years of Service to be used in determining such benefit amounts); (ii) whether Cause existed for the termination of employment of a Participant; (iii) whether or not to consent to a Participant's early retirement pursuant to Section 3.2, and (iv) whether benefits are to be withheld or terminated pursuant to Section 6.4 and/or Section 10.3.

     Subject to the claims procedures set forth in Article 15, all rules, procedures, interpretations and determinations made by the Committee in good faith shall be final, conclusive and binding upon all persons having or claiming to have any right or interest under this Plan.

14.3 Committee Indemnity. No member of the Committee shall be liable for any act
     -------------------
     or omission of any other member of the Committee, nor for any act or omission on his or her own part, excepting his or her own gross negligence. The Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his or her membership on the Committee, with the exception of expenses and liabilities arising out of his or her own gross negligence.

14.4 Company's Obligations to the Committee. To enable the Committee to perform
     --------------------------------------
     its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of Participants, their employment status, and such other pertinent facts as the Committee may require.

14.5 Legal, Accounting, Clerical, Actuarial and Other Services. The Committee
     ---------------------------------------------------------
     may authorize one or more of its members or any agent to act on its behalf and may contract for legal, accounting, clerical, actuarial and other services to carry out this Plan. All expenses of the Committee shall be paid by the Company.

                         Article 15. - Claims Procedures

15.1 Presentation of Claim. Any Participant or the surviving spouse, if any, of
     ---------------------
     a deceased Participant (such Participant or spouse being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from this Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty (60) days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant.

15.2 Notification of Decision. The Committee shall consider a Claimant's claim
     ------------------------
     within a reasonable time and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of this Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv)  an explanation of the claim review procedure set forth in
                Section 10.3.

15.3 Review of Denied Claim. Within sixty (60) days after receiving a notice
     ----------------------
     from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than ten (10) days after filing of the written request for review, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which request the Committee, in its sole and absolute discretion, may grant.

15.4 Decision on Review. The Committee shall render its decision on review
     ------------------
     promptly, and not later than sixty (60) days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within one hundred twenty (120) days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

     Any decision on review made by the Committee in good faith shall be final, conclusive and binding upon the Claimant, unless the decision is determined to have been arbitrary and capricious.

                               Article 16. - Trust

16.1 Funding of Trust. The Company may from time to time transfer to the trustee
     ----------------
     of the Trust such assets as the Committee determines, in its sole and absolute discretion, should be transferred thereto.

16.2 Interrelationship of the Plan and the Trust. The provisions of this Plan
     -------------------------------------------
     shall govern the rights of a Participant to receive distributions pursuant to this Plan. The provisions of the Trust shall govern the rights of the Company, Participants and the creditors of the Company to the assets transferred to the Trust. The Company shall at all times remain liable to carry out its obligations under this Plan. The Company's obligations under this Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust.

                           Article 17. - Miscellaneous

17.1 Notice. Any notice required or permitted to be given under this Plan by a
     ------
     Participant or a Claimant shall be in writing and shall be hand delivered, or mailed via registered or certified mail, return receipt requested, to:

               AIRBORNE EXPRESS
               Senior Vice President, Human Resources
               3101 Western Avenue
               Seattle, Washington 98111
               (206) 281-4812

     Any notice to a Participant or his or her spouse, if any, required or permitted to be given under this Plan by the Committee or the Board shall be in writing and shall be hand delivered to the Participant or spouse, or mailed via registered or certified mail, return receipt requested, to the last known address for the Participant or spouse as shown on the records of Airborne Express.

17.2 Successors. This Plan shall be binding upon Airborne Express and its
     ----------
     successors and assigns, and upon a Participant, the Participant's spouse, if any, and their heirs, executors and administrators.

17.3 Governing Law. This Plan shall be governed by and construed under the laws
     -------------
     of the State of Washington.

17.4 Headings. The headings of the articles, sections and paragraphs of this
     --------
     Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

17.5 Validity. In the event any provision of this Plan shall be illegal or
     --------
     invalid for any reason, the illegality or invalidity of that provision shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

IN WITNESS WHEREOF, Airborne Express has signed this Plan this 15/th/ day of August, 2001.

                                 AIRBORNE EXPRESS, INC.

                              By /s/ Lanny H. Michael
                                 ------------------------------------------
                                 Print Name: Lanny H. Michael
                                             ------------------------------
                                 Title:  Senior Vice President and CFO
                                        -----------------------------------